EXHIBIT 10.8

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Security Agreement”), dated as of February 13, 2007, by Colfax Financial Corporation, a Utah corporation with a mailing address of c/o STEN Corporation, 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota 55305 (“Debtor”), in favor of R.W. Sabes Investment, LLC with a mailing address of 6655 W Sahara, Suite B200, Las Vegas NV 89146 (the “Secured Party”).

1.

Security Interest.  Debtor hereby grants Secured Party a first priority perfected security interest (herein called the “Security Interest”) in the Collateral (as described in Section 2 below) to secure the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at anytime hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several) arising under the that certain Credit Agreement of date even herewith between Debtor, Secured Party and STEN Corporation (the “Credit Agreement”) or that certain Secured Convertible Promissory Note dated as of the date hereof given by the Borrower to Lender under the Credit Agreement (the “Note”) (all such debts, liabilities and obligations being herein collectively referred to as the “Obligations”).

2.

Collateral.  As used herein, the term “Collateral” means all of the following properties, assets and rights of Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof:

All of Debtor’s personal and fixture property of every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, electronic chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to payment under letters of credit, letter-of-credit rights, supporting obligations of every nature, and general intangibles, including, without limitation, all tax refund claims, license fees, intellectual property of any kind, including, without limitation, patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which (i) Debtor operates or has authority to operate; (ii) Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (iii) others possess, use, or have authority to possess or use property (whether tangible or intangible) of Debtor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, and schematics, and all motor vehicle contracts of Debtor including, without limitation all motor vehicle installment sales contracts and related instruments.

together with, to the extent not listed above as original Collateral, all substitutions and replacements for the foregoing and together with any proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; provided, however, that the Security Interest in the collateral known as the J&J Floorplan Collateral (as defined in the Credit Agreement) shall be subordinate until such time as the outstanding loan secured by such receivables is repaid.  Debtor acknowledges and agrees that, with respect to any term used herein that is defined in either (i) Article 9 of the Uniform Commercial Code as in force in the jurisdiction in which this Security Agreement was signed by Debtor at the time that it was signed, or (ii) Article 9 as in force at any relevant time in the jurisdiction in which a financing statement for the Collateral is filed, the meaning to be ascribed thereto with respect to any particular item of the property shall be that under the more encompassing of the two definitions.

3.

Representations, Warranties and Agreements.  Debtor represents, warrants and agrees that:

(a)

Debtor’s chief executive office is located at 7607 East McDowell Road, Scottsdale, Arizona 85257;

(b)

Debtor is a corporation in good standing and validly organized under the laws of the State of Utah (the “State of Location”);

(c)

Debtor’s exact legal name is as set forth in the first paragraph of this Security Agreement and Debtor has not done business under any other names or trade names during the last five years;

(d)

This Security Agreement has been duly and validly authorized by all necessary corporate action and the person executing this Security Agreement on behalf of Debtor has authority to act for Debtor;

(e)

Debtor has no commercial tort claims;

(f)

None of the Collateral is subject to any existing security interests, liens, claims or any encumbrance of any kind or nature other than the Security Interest and Debtor has no agreements, whether oral or in writing, to grant any such security interest, lien, claims or encumbrance in any of the Collateral; and

(g)

Until the Obligations are paid in full, Debtor will: (i) preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets or business; (ii) not change its name, its type of organization, the state of its incorporation or organization, or its organizational identification number; and (iii) not change its corporate name, in each case without obtaining the written consent of Secured Party, which may be given or withheld in Secured Party’s sole discretion.

4.

Representations, Warranties and Agreements With Respect to Collateral.  Debtor represents, warrants and agrees that:

(a)

The Collateral will be used primarily for business purposes and none of the Collateral consists of consumer goods.

(b)

Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all claims, security interests, liens, encumbrances, and restrictions on transfer or pledge other than the Security Interest and Debtor will defend the Collateral against all claims or demands of all persons other than Secured Party.  Secured Party does not authorize, and Debtor agrees not to (i) make any sales or leases of any of the Collateral; (ii) license any of the Collateral other than in the ordinary course of its business in the absence of an Event of Default; or (iii) grant any other security interest in the Collateral, except that, until the occurrence of an Event of Default and the revocation by Secured Party of Debtor’s right to do so, Debtor may sell any inventory constituting Collateral to buyers in the ordinary course of business.

(c)

Each account, right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim of the account debtor or other obligor named therein or in Debtor’s records pertaining thereto as being obligated to pay such obligation.  Debtor will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party’s prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(d)

Debtor covenants that it will:

(i)

promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

(ii)

keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest;

(iii)

at all reasonable times and upon prior written request of the Secured Party, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor’s books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor;

(iv)

keep accurate and complete records pertaining to the Collateral and pertaining to Debtor’s business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Debtor’s business and financial condition as Secured Party may from time to time reasonably request;

(v)

not permit any Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement concerning such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest;

(vi)

keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

(vii)

promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

(viii)

if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor;

(ix)

bear the risk of loss of the Collateral and at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts equal to the greater of (i) the amount Secured Party may reasonably request, or (ii) the amount of insurance carried by other, similarly situated companies, in any event, with any loss payable to Secured Party;

(x)

not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance;

(xi)

from time to time execute such financing statements as Secured Party may require in order to perfect the Security Interest, and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title;

(xii)

pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including, but not limited to, in each case, all reasonable attorneys’ fees and related costs and expenses) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Security Agreement or any or all of the Obligations, including, but not limited to, expenses incurred in any litigation or bankruptcy or insolvency proceedings;

(xiii)

execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time request in order to secure, protect, perfect or enforce the Security Interest and Secured Party’s rights under this Security Agreement; and

(xiv)

not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest, or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein; and

(xv)

in any event, not permit any other security interest, lien or encumbrance to be filed against the Collateral, other than the Security Interest, without Secured Party’s express written consent, which may be withheld by Secured Party for any reason or no reason.

If Debtor at any time fails to perform or observe any agreement contained in this Section 4, and if such failure shall continue for a period of ten (10) calendar days after Secured Party gives Debtor written notice thereof, Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party’s option, in Secured Party’s own name) and may (but need not) take any and all other actions which Secured Party may deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees and related expenses for any purpose relating to the enforcement of Secured Party’s rights hereunder) incurred by Secured Party in connection with or as a result of Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations.  To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor hereunder.

5.

Perfection of Security Interests.

(a)

Debtor shall, from time to time, execute such financing statements as Secured Party may require in order to perfect the Security Interest.  Debtor shall execute, deliver or endorse any and all instruments, documents, chattel paper, assignments, security agreements and other agreements and writings that Secured Party may at any time request in order to secure, protect, perfect or enforce the Security Interest and Secured Party’s rights under this Security Agreement.

(b)

To the extent permitted by law, Debtor hereby authorizes Secured Party to file one or more financing statements (each a “Financing Statement”) describing the Collateral or other statutory liens held by Secured Party including (i) Financing Statements where the collateral is described with greater or lesser detail than as set forth in this Security Agreement (ii) Financing Statements in which the scope of the Collateral is expanded or reduced from the scope set forth herein and (iii) Financing Statements covering “all assets” of Debtor.

(c)

Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its Security Interest by possession, in addition to the filing of a Financing Statement.  Where Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of the Security Interest and Debtor will obtain, at Debtor’s expense, an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(d)

Debtor will cooperate with Secured Party in obtaining control with respect to Collateral consisting of deposit accounts, investment property, and electronic chattel paper.

(e)

Debtor will obtain, at Debtor’s expense, the consent to the Security Interest by the issuer of any letter of credit in which Debtor has a Security Interest.

(f)

Debtor will place a legend acceptable to Secured Party on all chattel paper and instruments included with the Collateral that indicates that Secured Party has a security interest in the chattel paper and instruments.

6.

Account Verification and Collection Rights of Secured Party.  Secured Party shall have the right to verify any accounts in the name of Debtor or in its own name.  Debtor, whenever requested, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose.  Upon the occurrence and during the continuation of an Event of Default, Secured Party may notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party.  Upon the occurrence and during the continuation of an Event of Default, if Secured Party so requests, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party.  At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

7.

Assignment of Insurance.  Debtor hereby assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including, but not limited to, proceeds of insurance and refunds of unearned premiums) due or to become due under and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party, provided that if an Event of Default (as defined below) has not occurred, Secured Party agrees that Debtor shall be free to use the proceeds of any insurance policies solely to purchase replacement Collateral.  Upon the occurrence and during the continuation of an Event of Default, Secured Party may (but need not), in its own name or in Debtor’s name, execute and deliver proofs of claim, receive all such moneys, indorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of such policy.

8.

Events of Default.  Each of the following occurrences shall constitute an event of default under this Security Agreement (herein called “Event of Default”):

(a)

Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, shall fail to observe or perform any covenant or agreement herein binding on it or shall be in default under the Credit Agreement or the Note;

(b)

any representation or warranty by Debtor set forth in this Security Agreement or made to Secured Party in any financial statements or reports or other document submitted to Secured Party by or on behalf of Debtor shall prove false or misleading;

(c)

a transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement;

(d)

a garnishment, summons, or a writ of attachment shall be issued against or served upon Secured Party for the attachment of any property of Debtor or any indebtedness owing to Debtor;

(e)

Debtor shall:  (i) after the date hereof, be or become insolvent (however defined); (ii) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; (iii) be dissolved or liquidated; or (iv) go out of business;

(f)

Secured Party shall receive at any time after the date hereof an official report from the Secretary of State or other official of the State of Location or any other state where the Collateral is located indicating that the Security Interest is not prior to all other security interests or other interests reflected in the report;

(g)

Debtor shall grant any security interest, lien, claim or other encumbrance in any Collateral that has not been expressly authorized by Secured Party;

(h)

Debtor shall fail to comply with, or become subject to any administrative or judicial proceeding under any federal, state or local asset forfeiture or similar law or any other law, where noncompliance may have any significant effect on the Collateral; and

(i)

Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

9.

Remedies upon Event of Default.  Upon the occurrence of an Event of Default under Section 8 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies:

(a)

declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand;

(b)

exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, but not limited to, the right to take possession of any Collateral, proceeding without judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action;

(c)

declare the principal amount and any accrued but unpaid interest of the Obligations immediately due and payable; and

(d)

exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property.

Whether or not an Event of Default has occurred, Debtor shall pay when due or reimburse Secured Party on demand for all reasonable costs of collection of any of the Obligations and all other out-of-pocket expenses incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Security Agreement or any or all of the Obligations, including but not limited to:  (i) filing fees; (ii) costs of foreclosure; (iii) costs of obtaining money damages; and (iv) reasonable attorney’s fees for any purpose relating to the enforcement of this Security Agreement.  Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secretes, franchises, copyrights and patents of Debtor that Secured Party deems necessary or appropriate to the disposition of any Collateral.

10.

Other Property.  Unless at the time Secured Party takes possession of any tangible Collateral, or within seven days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

11.

Miscellaneous.

(a)

This Security Agreement can be waived, modified, amended, terminated or discharged and the Security Interest can be released, only explicitly in a writing signed by Secured Party and the Debtor.  A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party’s rights or remedies.

(b)

All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

(c)

All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party’s records.

(d)

Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.

(e)

Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party’s rights against Debtor.  Debtor hereby waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

(f)

This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party’s acceptance hereof.  Secured Party may execute this Security Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Security Agreement shall not affect or impair the validity or effectiveness of this Security Agreement.  All representations and warranties contained in this Security Agreement shall survive the execution, delivery and performance of this Security Agreement and the creation and payment of the Obligations.  A photocopy or other reproduction of this Security Agreement or of any other document or instrument signed by Debtor shall have the same force as the original for all purposes.

(g)

This Security Agreement shall be governed by the internal laws of the State of Minnesota.  If any provision or application of this Security Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Security Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.  Subject to the terms of Section 2 hereof, any term not defined herein shall have, to the extent applicable, the definition set forth in the Uniform Commercial Code as adopted by the State of Minnesota.

12.

Suits, Proceedings, Etc.  AS SPECIFICALLY BARGAINED INDUCEMENT FOR SECURED PARTY TO ENTER INTO THIS SECURITY AGREEMENT, DEBTOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS SECURITY AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF SECURED PARTY, ITS SUCCESSORS AND ASSIGNS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN HENNEPIN COUNTY, MINNESOTA. DEBTOR CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY STATE OR FEDERAL COURT SITUATED AT HENNEPIN COUNTY, MINNESOTA HAVING JURISDICTION OVER THE SUBJECT MATTER.  DEBTOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO DEBTOR AT ITS ADDRESS AS SET FORTH ABOVE.  SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER SUCH PROCESS SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID, BY REGISTERED MAIL. DEBTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER.  MAKER WAIVES HIS RIGHT TO TRIAL BY JURY, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

IN WITNESS WHEREOF, Debtor and Secured Party hereby executes this Security Agreement as of the date first written above.

R.W. SABES INVESTMENT, LLC

COLFAX FINANCIAL CORPORATION

/s/  Robert W. Sabes

/s/  Kenneth W. Brimmer

By:  Robert W. Sabes

By:    Kenneth W. Brimmer

Its:  Manager

Its:  Chief Executive Officer

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